SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  February 6, 2003




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               001-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



      28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN       48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  5.          Other  Events.

          On February 6, 2003, SEMCO Energy, Inc. (the "Company") issued the attached press release, which discussed earnings guidance, corporate strengths and business strategy.



Item  7.(c)     Exhibits.

     99     Press  Release  issued  February  6,  2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO  Energy,  Inc.
                                             (Registrant)



Dated:  February  22,  2002             By:/s/John  E.  Schneider
                                           ___________________________________
                                           John  E.  Schneider
                                           Senior  Vice  President,  Treasurer
                                           and  C.F.O.

                                  EXHIBIT INDEX
                                    Form 8-K
                                February 6, 2003



                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99              Press  Release  issued                x
                February 6, 2003.